UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

PQ CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	333-125750	23-0972750
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Swedesford Road
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 651-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On May 14, 2007, PQ Corporation (the “Company”) issued a news release reporting its results for the first quarter ended March 31, 2007. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in the earnings release and in this report is being furnished pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01   Financial Statements and Exhibits

d)   Exhibits

Exhibit Number	Description
99.1	News Release dated May 14, 2007 pertaining to the financial results of the Company for the first quarter ended March 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PQ CORPORATION

Date: May 14, 2007	By:	/s/ James P. Cox
	Name:	James P. Cox
	Title:	Chief Financial Officer, Treasurer and Vice President

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EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release dated May 14, 2007 pertaining to the financial results of the Company for the first quarter ended March 31, 2007.